Emerald Holding, Inc. June 2022 Exhibit 99.1

Notes Forward-Looking Statements This document contains certain forward-looking statements regarding Emerald Holding, Inc. (the “Company”), including, without limitation, the Company’s ability to continue staging live events and scale its business beyond pre-COVID levels; the Company’s 2022 event revenue expectations; and the Company’s ability to recover proceeds under its current event cancellation insurance policy and the timing and amount of any such insurance recoveries. These statements are based on management’s current expectations as well as estimates and assumptions prepared by management that, although they are believed to be reasonable, are inherently uncertain. These statements involve risks and uncertainties outside of the Company’s control that may cause actual results to differ materially. In particular, statements regarding the potential continuing impact of the pandemic outbreak of COVID-19 on the Company’s business and the expected return to organic growth; outcome of the Company’s litigation against the insurers under the Company’s event cancellation insurance policies and; projected recurring revenue from customer retention rates are each forward-looking statements. See “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company undertakes no obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise, or with respect to ongoing insurance recovery amounts. 2

THE Discovery ENGINE FOR B2B Commerce

Investment Highlights Post-Pandemic Recovery Play in Live Events: Emerald plans to scale its business beyond pre-pandemic baseline through new products and services; 25% of planned 2022 trade shows expected to exceed pre-pandemic revenues. Accelerating Underlying Organic Growth: The launch and acquisition of new events, content and technology are generating additive, fast-growing revenue streams. Evolved strategy to build out year-round offering for both commerce and engagement: Emerald introduced Xcelerator, a new business unit focused on building brands with the goal of curating year-round communities in emerging and high-growth markets, such as mental health and Web3, through face-to-face and digital experiences. Substantial Free Cash Flow Generation: Attractive Free Cash Flow yield on an as-converted basis based on expected $70 million of free cash flow in 2022 Seasoned Management Team: Emerald led by experienced management team with deep industry and public company expertise. 4

Emerald is in the Connections Business A changing workforce and evolving work styles require a new approach Connections – B2B trade shows and conferences that bring together industry-specific communities Emerald’s Proprietary Building Blocks 150+ Events | 1.9MM Active Customers | 15MM Website Visitors Content – B2B websites and publications that provide industry specific business news and information Commerce – SAAS software enabling B2B buying and selling 5

Creating an Integrated Omni-channel B2B experience Emerald is uniquely positioned as B2B commerce is evolving Customer (Buyer & Seller) 6 High acquisition cost and channel specific investments Limited buyer insight, and limited to buying channel Fragmented, disjointed, ad hoc experiences and access Maximize investment across channels Multi-directional Buyer/Seller Dynamic increases overall transaction value Deep Buyer & Seller insights power “matching” and commercial opportunities Social Events 3rd Party Direct & Retail Digital Traditional Model Emerald Model Traditional unidirectional model is transforming to an integrated multi-directional omni channel B2B experience

Discovery Engine Drives Tangible Outcomes The new workforce and work styles require a new approach Content Commerce Build awareness Reach the right prospects Generate qualified leads Generate meetings Discovery Engine Educate and build buyer intelligence Generate opportunities that lead transactions Access contracts with open POs Enable repeat transactions Improved NPS scores Customer acquisition growth Improved retention Increased cross-selling Emerald’s Building Blocks 150+ Events | 1.9MM Active Customers | 15MM Website Visitors AI Recommendations Drive Success Emerald’s NEW Capabilities Connections 7 Outcomes Qualified and Ready To Purchase

Emerald Uses Technology to Facilitate the Customer Journey

Proprietary solutions paired with technology partnerships uniquely position Emerald

EMERALD

Content and Event Management

- Remote Live
- Remote On-demand
- Core Services
- Attendee Live
- CMS Content Management

Sentiment and Context

- Customer Data Hub
- Intent & Demographic
- SmartTech
- AI Recommendations
- Matchmaking

eCommerce

- Transaction and Subscription Engine
- 3D Virtual Showrooms

Immersive Engagement

- Face-2-Face
- Always-On
- User Experience
- Augmented Expos
- Augmented Talks

8

We are leveraging our proprietary assets to create a repeatable and scalable B2B commerce platform The Emerald “Discovery Engine” Support customers from the time they engage with our content to the time they walk our event floors and beyond Discovery Engine Attendees and exhibitors seek connections, information, and product Deeply immersive shared experiences Live, remote live and remote on demand way to meet, learn, and transact Year-round brand driven content transaction & subscription engine Discovery Engine

Three Pillars of Value Creation Emerald’s focus is on maximizing value of operations and expanding offerings 365-Day Customer Engagement Scaled B2B Marketplace Increased Cadence of Online and Hybrid Events Emerald Xcelerator Targeted Accretive M&A 365-Day Engagement Holistic Consolidated Customer Database 3-year Brand Operating Plans Across Portfolio Value-Based Pricing Structure Customer Centricity 10 Portfolio Optimization

Acquisitions and New Event Launches Driving Portfolio Optimization Strategic expansion into high growth industries and categories Community platform for creating relationships across the mental health ecosystem Foster connections between mental health innovators and corporate leaders seeking solutions for their organizations and employees Social 3rd Party Direct & Retail Digital New Event Launches Recent Acquisitions Targeting high growth industries including mental health, decentralized finance, and cannabis Educational platform that bridges business and Web3 innovation Connects C-suite financial and technology executives with blue chip Web3 companies providing decentralized solutions Leading B2B media company in the cannabis industry with portfolio of media brands + widely attended annual expo B2B e-commerce SaaS platform December 2021 December 2020 Launching in 2023 Launching in October 2022 Food services event co-located with International Pizza Expo 176 exhibiting companies + 4,600 attendees Leading product database and integrator service provider for commercial AV November 2021 December 2020 Leading national trade show focused on educational spaces and equipment April 2021 Subscription-based photography business education and e-learning service + conference Launched March 2022 11

Financial Results

Revenue per event is returning to normalized levels 31 trade shows in 1Q22, compared to 5 in 1Q21 Qualified attendees and exhibiting companies trending toward pre-COVID levels Several Q1 events have exceeded pre-COVID revenues 2021 marked a return to positive free cash flow(1) 13 COVID Recovery Driving Significant Re-Acceleration of Business Revenue ($ in Millions) 2020 2021 Free Cash Flow(1) ($ in Millions) 1Q ‘21 1Q ‘22 1Q ‘21 1Q ‘22 (1) See slide 19 of this presentation for a reconciliation of Free Cash Flow

14 First Quarter 2022 Highlights and Current Liquidity Position Adj. EBITDA(1) Free Cash Flow(2) Net Income Diluted Income (Loss) Per Share ($ in Millions) ($ in Millions) ($ in Millions) (1) See slide 18 of this presentation for a reconciliation of Adjusted EBITDA (2) See slide 19 of this presentation for a reconciliation of Free Cash Flow Emerald experienced year over year growth across all categories as recovery momentum continues ($ in Millions)

Insurance Update

Update on Emerald’s Event Cancellation Policy and Coverage Claims Submissions. Emerald continues to pursue full recovery of $347.5 million for event cancellation claims related to the COVID-19 pandemic in 2020 and 2021. The Company has submitted claims related to impacted or cancelled events previously scheduled to take place in 2020 and 2021 of $166.8 million and $180.7 million, respectively Claim Payments to Date. Through March 31, 2022, insurance claim payments received total $213.1 million, of which $89.1 million was received in 2020, $95.3 million was received in 2021 and $28.8 million was received in the first quarter 2022 Emerald’s renewed event cancellation insurance policies for the year 2022 do not cover losses due to event cancellations caused by the outbreak of communicable diseases, including COVID-19. The aggregate limit for the Company’s renewed 2022 primary event cancellation insurance policy is $100.0 million No assurance on final amount of insurance proceeds. While there is no assurance that the insurance carriers will agree that all of Emerald’s claims submitted will be covered under the policy, we believe substantially all claims relating to shows that have been cancelled or postponed due to COVID-19 to date should qualify as covered losses with respect to Emerald’s event cancellation insurance given the similarity of facts and circumstances to the initial approved claims. 16 Active Claims Processing Ongoing; Substantial Payments to Date by Insurers

Appendix

Adjusted EBITDA 18 UNAUDITED RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA (1) For the three months ended March 31, 2022 and 2021, goodwill impairment charge represents non-cash charges of $6.3 million and zero, respectively, for goodwill in connection with the Company’s interim testing of goodwill for impairment. (2) Intangible asset impairment charges for the three months ended March 31, 2022 and 2021 represent non-cash impairment charges of $1.6 million and zero, respectively, for certain definite-lived intangible assets in connection with the Company’s interim testing of intangibles for impairment. (3) Represents costs related to stock-based compensation associated with certain employees’ participation in the 2013 Stock Option Plan (“2013 Plan”), the 2017 Omnibus Equity Plan (the “2017 Plan”) and the 2019 Employee Stock Purchase Plan (the “ESPP”). (4) Represents deferred revenue acquired in the PlumRiver Technologies (“PlumRiver”) acquisition that was marked down to the acquisition date fair value due to purchase accounting rules. If the business had been continuously owned by us throughout the quarter periods presented, the fair value adjustments of $0.2 million and $0.9 million for PlumRiver for the three months ended March 31, 2022 and 2021, respectively, would not have been required and the revenues for the three months ended March 31, 2022 and 2021, would have been higher by $0.2 million and $0.9 million, respectively. (5) Other items for the three months ended March 31, 2022 included: (i) $4.3 million in expense related to the remeasurement of contingent consideration, (ii) $0.4 million in non-recurring legal, audit and consulting fees, (iii) $0.8 million in transition costs in connection with previous acquisitions and (iv) $0.1 million in transition expenses. Other items for the three months ended March 31, 2021 included: (i) $0.2 million in transaction costs in connection with the PlumRiver LLC and EDspaces acquisition transactions; (ii) $0.6 million in non-recurring legal, audit and consulting fees and (iii) $0.4 million in expense related to the remeasurement of contingent consideration.

Free Cash Flow 19 UNAUDITED RECONCILIATION OF NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO FREE CASH FLOW